MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-3
August 1, 2002 through August 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$504,757,635.25
B.	Level Pay Pool Balance of the Initial Receivables	$468,690,834.00
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables					$36,066,801.25
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$70,000,000.00
		b.	Note Interest Rate			1.74750%
		c.	Noteholders' Final Scheduled Payment
			Date					September 15, 2003
	2.	Class A-2
		a.	Initial Balance				$165,000,000.00
		b.	Note Interest Rate			2.150%
		c.	Noteholders' Final Scheduled Payment
			Date					October 17, 2005
		d.	Class A Allocation Percentage		85.14%
	3.	Class A-3
		a.	Initial Balance				$150,000,000.00
		b.	Note Interest Rate			2.970%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2007
		d.	Class A Allocation Percentage		85.14%
	4.	Class A-4
		a.	Initial Balance				$131,750,000.00
		b.	Note Interest Rate			3.5700%
		c.	Noteholders' Final Scheduled Payment
			Date					August 17, 2009
		d.	Class A Allocation Percentage		85.14%
	5.	Class B
		a.	Initial Balance				$50,375,000.00
		b.	Note Interest Rate			3.860%
		c.	Noteholders' Final Scheduled Payment
			Date					August 17, 2009
		d.	Class B Allocation Percentage		9.60%
	6.	Class C
		a.	Initial Balance				$27,625,000.00
		b.	Note Interest Rate			4.600%
		c.	Noteholders' Final Scheduled Payment
			Date					August 17, 2009
		d.	Class C Allocation Percentage		5.26%
E.	Certificates Initial Balance				$55,250,000.00
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						7.253%
H.	Weighted Average Original Number of Payments of
	the Initial Receivables (Months)			61
I.	Weighted Average Remaining Number of Payments of
	the Initial Receivables (Months)			61
J.	Number of Initial Receivables				20,613
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					6.00%
	2.	Reserve Account Deposit on the Closing Date	$29,487,650.29
	3.	Specified Reserve Balance Percentage		6.00%
L.	Yield Supplement Account Deposit on the Closing
	Date							$4,727,920.42
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						$13,296,797.13
N.	Adjusted Principal Balance of Initial Receivables	$491,460,838.12
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$158,539,161.88
	2.	Initial Closing Date				August 21, 2002
	3.	End of Pre-Funding Period			19-Dec-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.25%
	5.	Negative Carry Account Initial Deposit		$615,010.40

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$504,757,635.25
B.	Level Payment Pool Balance				$468,690,834.00
C.	Last Scheduled Payment Pool Balance			$36,066,801.25
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$70,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$165,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$150,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$131,750,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$50,375,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$27,625,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$55,250,000.00
F.	Reserve Account Balance					$29,487,650.29
G.	Yield Supplement Account Balance			$4,727,920.42
H.	Payahead Account Balance				$9,852.86
I.	Yield Supplement Over Collateralization Balance 	$13,296,797.13
J.	Pre-Funding Account Balance				$158,539,161.88
K. 	Negative Carry Account Balance				$615,010.40
L.	Deferred Receivables					$217,710,887.63
M.	Cumulative Losses for All Prior Periods			$0.00
N.	Weighted Average Coupon (WAC)				7.253%
O.	Weighted Average Remaining Term to Maturity  (WAM) 	61.00
P	Number of Contracts					20,613
Q	Total Subsequent Receivables Sold as of Related Cutoff
	Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			174,405.53
	2.	Prepayments in Full				126,132.76
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		334,543.08
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				0.00
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			0.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				4,578,108.15
	2.	Collected Principal				4,578,108.15
	3.	Collected Interest				1,546,500.79
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				94,332.97
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			94,332.97
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			524,347.94
	2.	Specified Yield Supplement Account Balance	5,682,236.66
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	1,498,713.25
G.	Yield Supplement Over Collateralization			17,144,647.56
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or
			payments due prior to Cutoff Date)	6,123.67
		b.	Current Month Actuarial Advances 	7,384.20
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				3,264.74
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	10,243.13
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				4,119.46
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					85,821.96
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This
		Period						528.68
	4.	Ending Payahead Balance 			96,203.50
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	7.253%
L.	Weighted Average Remaining Maturity (WAM)		60.27
M.	Remaining Number of Receivables				20,522
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	198 	0.96%		4,522,237.89 	0.90%
	2.	60-89 Days
		Delinquent	5 	0.02%		108,397.40 	0.02%
	3.	90 Days or more
		Delinquent	0 	0.00%		0.00 	0.00%
O.	Net Loss and Defaulted
	Receivables Information
	1.	Vehicles Repossessed
		During Month 	8 			160,210.20
	2.	Loans Defaulted During
		the Month	0
	3.	Level Payment Principal Balance of
		Defaulted Receivables				0.00
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				0.00
	5.	Level Payment Liquidation Proceeds		0.00
	6.	Last Scheduled Payment Liquidation Proceeds	0.00
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				0.00
P.	Pool Balances
	1.	Total Pool Balance				499,786,817.05
	2.	Level Pay Pool Balance				463,814,348.78
	3.	Last Scheduled Payment Pool Balance		35,972,468.27
	4.	Deferred Receivables				221,460,350.68
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				151,329,122.91
	2.	Last Scheduled Payment Balance			11,329,871.30
	3.	Total Principal Balance				162,658,994.21

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			13,095.85
B.	Collection Account Investment Income			2,134.54
C.	Payahead Account Investment Income			4.39
D.	Yield Supplement Account Investment Income		2,099.73
E.	Pre-Funding Account Investment Income			70,409.31
F.	Negative Carry Account Investment Income		273.13

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			334,543.08
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			4,578,108.15
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			1,546,500.79
		Subtotal					6,459,152.02

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					94,332.97
C.	Net Change in Payahead Account Balance 			(85,821.96)
D.	Net Liquidation Proceeds and Recoveries Received 	0.00
E.	Principal and Interest on Purchased or Repurchased
	Contracts 						0.00
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			4,119.46
H.	Yield Supplement Amount 				524,347.94
I.	Net Investment Earning on the Pre-Funding Account	70,409.31
J.	Negative Carry Amount 					220,811.21
K.	Remaining Pre-Funded Amount Due to Noteholders		0.00
L.	Available Funds						$7,287,350.95

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period		162,658,994.21
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold This
			Period					158,539,161.88
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold This
			Period					31-Aug-02
		4.	Subsequent Transfer Date for
			Subsequent Receivables Sold This
			Period					10-Sep-02
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					9,512,349.71
		6.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					1,498,713.25
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					528.68
		8.	Amount Paid to Seller for
			Subsequent Receivables Sold This
			Period					158,539,161.88
	B.	End of Pre-Funding Period (if balance
		in Pre-Funding Account balance is
		$100,000 or greater)				16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		158,539,161.88
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		158,539,161.88
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					9,512,349.71
		4.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					1,498,713.25
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					528.68
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this
			Period					1,193,984.73
			b.  Pre-Funded Amount (excl. Reserve
			& Yield Supplement Amount)		158,539,161.88
			c.  Pre-Funded Percentage		24.39%
			d.  Net Investment Earnings on the
			Pre-Funded Amount			70,409.31
			e.  Negative Carry Amount for the
			Current Period				220,811.21
		2.	Calculation Maximum Negative Carry
			Amount
			a.  Weighted Average Rate based on
			Ending Note Balances			2.6456%
			b.  Note Percentage based on Ending
			Note Balances				91.42%
			c.  Actual Number of Days from
			Payment Date to End of Pre-Funding
			Period					97
			d.  Maximum Negative Carry Amount	0.00
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			151,329,122.91
		2.	Last Scheduled Payment Balance		11,329,871.30
		3.	Total					162,658,994.21
	F.	Total Initial and Subsequent Receivables
		Sold as of Related Cutoff Dates
		1.	Level Pay				620,019,956.91
		2.	Last Scheduled				47,396,672.55
		3.	Total					667,416,629.46
	G.	Specified Reserve Balance			39,000,000.00

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			4,698,836.30
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		4,698,836.30
B.	Total Required Payment
	1.	Total Servicing Fee  				284,562.06
	2.	Accrued Note Interest  Due
		a.	Class A-1				88,345.83
		b.  	Class A-2				246,354.17
		c. 	Class A-3 				309,375.00
		d.	Class A-4				326,630.21
		e.	Class B					135,032.99
		f.	Class C					88,246.53
		g.	Total Accrued Note Interest		1,193,984.73
	3.	Principal Distribution Amount Due
		a.	Class A-1 				4,698,836.30
		b.  	Class A-2 				0.00
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Class C					0.00
		g.	Total Principal Distribution Amount	4,698,836.30
	4.	Total Required Payment 				6,177,383.09
	5.	Available Funds					7,287,350.95
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				$6,177,383.09
C.	Current Period Payments
	1.	Servicing Fee paid				284,562.06
	2.	Interest Paid
		a.	Class A-1 				88,345.83
		b.  	Class A-2 				246,354.17
		c. 	Class A-3 				309,375.00
		d.	Class A-4				326,630.21
		e.	Class B					135,032.99
		f.	Class C					88,246.53
		g.	Total Interest Paid			1,193,984.73
	3.	Remaining Available Funds			4,698,836.30
	4.	Principal Payments
		a.	Class A-1 				4,698,836.30
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Payments		4,698,836.30
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		29,487,650.29
	3.	Plus: Reserve Account Investment Income		13,095.85
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit to
		Reserve Account					39,013,095.85
	7.	Specified Reserve Account Balance		39,000,000.00
	8.	Amount Necessary to Reinstate Reserve Account
		to Specified Reserve Balance 			0.00
	9.	Funds Available for Deposit to Reserve Account	1,109,967.86
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income Released
		to Seller					13,095.85
	12.	Ending Reserve Account Balance			39,000,000.00
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal
		Payment						1,109,967.86
	2.	Accelerated Principal Payments			0.00
		a.	Class A-1 				1,109,967.86
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Turbo Principal Distribution
			Amount					1,109,967.86
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					$7,287,350.95


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	$504,757,635.25	$662,445,811.26
	2.	Total Pool Factor	1.0000000 	1.3124037
	3.	Level Payment Pool
		Balance			468,690,834.00 	615,143,471.69
	4.	Level Payment Pool
		Factor			1.0000000 	1.3124717
	5.	Last Scheduled Payment
		Pool Balance		36,066,801.25 	47,302,339.57
	6.	Note Balance
		a.	Class A-1 	70,000,000.00 	64,191,195.84
		b.  	Class A-2 	165,000,000.00 	165,000,000.00
		c. 	Class A-3 	150,000,000.00 	150,000,000.00
		d.	Class A-4	131,750,000.00 	131,750,000.00
		e.	Class B		50,375,000.00 	50,375,000.00
		f.	Class C		27,625,000.00 	27,625,000.00
		g.	Total		594,750,000.00 	588,941,195.84
	7.	Pool Factor
		a.	Class A-1 	1.0000000 	0.9170171
		b.  	Class A-2 	1.0000000 	1.0000000
		c. 	Class A-3 	1.0000000 	1.0000000
		d.	Class A-4	1.0000000 	1.0000000
		e.	Class B		1.0000000 	1.0000000
		f.	Class C		1.0000000 	1.0000000
	8.	Certificate Balance	55,250,000.00 	55,250,000.00
	9.	Certificate Pool
		Factor			1.0000000 	1.0000000
	10.	Total Note and
		Certificate Balance	650,000,000.00	644,191,195.84
	11.	Yield Supplement Over
		Collatralization	13,296,797.13	17,144,647.56

B.	Portfolio Information
	1.	Weighted Average Coupon
		of  Portfolio (WAC)	7.253% 		7.254%
	2.	Weighted Average
		Remaining Term to
		Maturity of  Portfolio
		(WAM) 			61.00 		60.15
	3.	Remaining Number of
		Receivables		20,613 		27,500

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			0.00
B.	Realized Losses for Collection Period Less
	Recoveries						0.00
C.	Cumulative Losses for all Periods  			0.00
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent		198 	0.96%	$4,522,237.89 	0.90%
	2.	60-89 Days
		Delinquent		5 	0.02%	$108,397.40 	0.02%
	3.	90 Days or more
		Delinquent		0 	0.00%	$0.00 		0.00%
	4.	Vehicles Repossessed
		During Collection
		Period			8 		$160,210.20


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		0.00%
	2.	Preceding Collection Period			0.00%
	3.	Current Collection Period 			0.00%
	4.	Three Month Average 				0.00%

B.	Annualized Net Loss					0.00%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		0.00%
	2.	Preceding Collection Period			0.00%
	3.	Current Collection Period 			0.02%
	4.	Three Month Average 				0.01%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			6,553,484.99
	2.	Yield Supplement Amount from MMCA		524,347.94
	3.	Net Servicer Advances (if positive) 		4,119.46
	4.	Reserve Account Draw for Total Required
		Payment 					0.00
	5.	Deposit from Payahead Account  			0.00
	6.	Collection Account Investment Income  		2,134.54
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account				220,811.21
	8.	Transfer of Net Earnings on Pre-Funding
		Account						70,409.31
	9.	Transfer of Prefunding Account Balance due to
		End of Pre-Funding Period			0.00
	10.	Total Transfers Into Collection Account		$7,375,307.45
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			284,562.06
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior to
			Cutoff Date				0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				284,562.06

	2.	Total Required Payment Distributed (Net of
		Total Servicing Fee)				5,892,821.03
	3.	Turbo Principal Payment Distributed		1,109,967.86
	4.	Deposit to Payahead Account 			85,821.96
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	2,134.54
		c.	Total to Certificate Distribution
			Account					2,134.54
	7.	Total Transfers from Collection Account		$7,375,307.45

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			29,487,650.29
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		13,095.85
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			9,512,349.71
	4.	Total Transfers Into Reserve Account		9,525,445.56
C.	Total Transfers In and Beginning Balance		$39,013,095.85
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					13,095.85
	4.	Total Transfers From Reserve Account		13,095.85
E.	Ending Balance						39,000,000.00
F.	Total Distributions and Ending Balance			$39,013,095.85

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			9,852.86
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					85,821.96
	2.	Payahead Account Investment Income 		4.39
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				528.68
	4.	Total Transfers Into Payahead Account		86,355.03
C.	Total Transfers In and Beginning Balance		$96,207.89
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	0.00
	2.	Transfer Investment Income to Servicer 		4.39
	3.	Total Transfers From Payahead Account		4.39
E.	Payahead Account Ending Balance 			96,203.50
F.	Total Distributions and Ending Balance			$96,207.89

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		4,727,920.42
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	2,099.73
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			1,498,713.25
	3.	Total Transfers Into Yield Supplement
		Account						1,500,812.98
C.	Total Transfers and Beginning Balance  			$6,228,733.40
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	2,099.73
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to
		Seller (MART)					544,397.01
	4.	Total Transfers From Yield Supplement Account	546,496.74
E.	Specified Yield Supplement Account Ending Balance 	5,682,236.66
F.	Total Distributions and Ending Balance			$6,228,733.40

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt) from
		Collection Acct					5,892,821.03
	2.	Turbo Principal Payment Distributed from
		Collection Account				1,109,967.86
	3.	Total Transfers Into Note Payment Account	7,002,788.89
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				5,897,149.99
		b.  	Class A-2 				246,354.17
		c. 	Class A-3 				309,375.00
		d.	Class A-4				326,630.21
		e.	Class B					135,032.99
		f.	Class C					88,246.53
		g.	Total Payments to Noteholders		7,002,788.89
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$7,002,788.89

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account	0.00
	2.	Collection Account Investment Income		2,134.54
	3.	Total Transfers into Certificate
		Distribution Account				2,134.54
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			2,134.54
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$2,134.54

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		158,539,161.88
B.	Pre-Funding Account Investment Income			70,409.31
C.	Total Transfers In and Beginning Balance		$158,609,571.19
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						70,409.31
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				9,512,349.71
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			1,498,713.25
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				528.68
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				147,527,570.24
	6.	Transfer to Collection Account of Remaining
		Balance Due Noteholders				0.00
	7.	Total Transfers From Pre-Funding Account	158,609,571.19
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$158,609,571.19

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		615,010.40
B.	Negative Carry Account Investment Income		273.13
C.	Total Transfers In and Beginning Balance		$615,283.53
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				220,811.21
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			273.13
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			394,199.19
	4.	Total Transfers From Negative Carry Account	615,283.53
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$615,283.53

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				7,002,788.89
	2.	To Servicer (MMCA) 				284,562.06
	3.	To Payahead Account				85,821.96
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		2,134.54
	6.	Total Distributions From Collection Account	$7,375,307.45

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				13,095.85
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	13,095.85

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		4.39
	3.	Total Distributions From Payahead Account	4.39

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		2,099.73
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		544,397.01
	4.	Total Distributions From Yield Supplement
		Account						546,496.74

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				9,512,349.71
	2.	To Yield Suplement Account			1,498,713.25
	3.	To Collection Account				70,409.31
	4.	To Payahead Account				528.68
	4.	To Seller for Sale of Subsequent Receivables	147,527,570.24
	5.	Total Distributions from Negative Carry
		Account						158,609,571.19

F.	Distributions From Negative Carry Account
	1.	To Collection Account				220,811.21
	2.	To Seller (MART)				394,472.32
	3.	Total Distributions from Negative Carry
		Account						615,283.53

G.	Total Distributions From All Accounts			$167,159,759.15
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				7,002,788.89
	2.	Servicer (MMCA)					284,566.45
	3.	Seller (MART)					148,481,635.15
	4.	Collection Account 				291,220.52
	5.	Certificate Distribution Account		2,134.54
	6.	Reserve Account					9,512,349.71
	7.	Payahead Account				86,350.64
	8.	Yield Supplement Account			1,498,713.25
	9.	Total Distributions From All Accounts		$167,159,759.15